UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2009
AMBASSADORS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2101 4th Avenue, Suite 210, Seattle, Washington 98121

(Address of Principal Executive Offices)
(Zip Code)
(206) 292-9606

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On November 2, 2009, Ambassadors International, Inc. (the “Company”) issued a press release announcing notice of a special meeting of the stockholders of the Company to be held at 9:00 a.m., local time, on Thursday, November 12, 2009, at 1071 Camelback Street, Newport Beach, California 92660. The information in this Item 7.01 and the exhibit attached hereto are being furnished (not filed) under Item 7.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release dated November 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: November 3, 2009	By:	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Press Release dated November 2, 2009.